Fees Summary	Oct. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,920,091.17
Previously Paid Amount	0.00
Total Fee Amount	1,124.05
Total Offset Amount	0.00
Net Fee	$ 1,124.05